North Shore Global Uranium Mining ETF

Schedule of Investments

November 30, 2020 (Unaudited)

Description	Shares	Fair Value

COMMON STOCK — 99.8%

Australia — 14.9%
Bannerman Resources*	4,693,464	$145,252
Berkeley Energia*	1,277,988	418,011
Boss Energy*	7,043,882	342,558
Deep Yellow*	1,086,286	344,185
Lotus Resources*	3,193,533	204,724
Paladin Energy*	8,539,428	943,841
Peninsula Energy*	3,912,353	227,742
Toro Energy*	12,614,225	120,832
		2,747,145
Canada — 47.6%
Azarga Uranium*	887,306	150,635
Cameco	268,054	2,685,901
Denison Mines*	2,012,664	759,579
Encore Energy*	712,810	247,523
Fission Uranium*	2,171,253	469,134
Global Atomic*	675,118	354,256
GoviEx Uranium, Cl A*	2,112,957	228,269
IsoEnergy*	405,352	419,146
Laramide Resources*	736,703	133,595
Mega Uranium*	1,479,063	136,961
NexGen Energy*	482,464	863,610
UEX*	1,809,641	209,465
Uranium Participation*	684,031	2,116,648
		8,774,722
China — 4.4%
CGN Mining	23,500,000	803,289

Kazakhstan — 14.4%
NAC Kazatomprom JSC GDR	188,192	2,662,917

United Kingdom — 6.0%
Yellow Cake PLC*	422,105	1,098,880

United States — 12.5%
Energy Fuels*	493,685	1,026,865
Uranium Energy*	840,734	891,178
Ur-Energy*	741,238	397,377
		2,315,420

Total Common Stock
(Cost $17,792,999)		18,402,373

Total Investments - 99.8%
(Cost $17,792,999)		$18,402,373

Percentages are based on Net Assets of $18,448,388.

*	Non-income producing security.

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint Stock Company

PLC — Public Limited Company

As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended November 30, 2020, there were no transfers in or out of Level 3.

For information on the Fund's policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies, please refer to the Fund's most recent semi-annual and annual financial statements.

NOR-QH-001-0200